             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    The following unaudited pro forma combined condensed statements of income of the Company for the six months ended June 30, 1997 and for the year ended December 31, 1996 present results for the Company as if the Acquisition, the Offerings and the other financings consummated by the Company in connection with the Acquisition (including the Related Financings, as hereinafter defined) had occurred at January 1, 1996. See "Capitalization." The accompanying unaudited pro forma combined condensed balance sheet as of June 30, 1997 gives effect to the Acquisition, the Offerings and the other financings consummated by the Company in connection with the Acquisition (including the Related Financings) as if they had occurred as of June 30, 1997. The unaudited pro forma combined condensed financial statements do not purport to represent the Company's financial position or the operating results that would have been achieved had the Acquisition been consummated as of the dates indicated and should not be construed as projecting the Company's future financial position or operating results. The unaudited pro forma combined condensed financial statements do not reflect any projected revenue increases or cost savings. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances.

    The unaudited pro forma combined condensed financial statements should be read in conjunction with the accompanying notes thereto, the historical consolidated financial statements of SAFECO as of and for the year ended December 31, 1996 and the six months ended June 30, 1997 and the historical consolidated financial statements of ASFC as of and for the year ended December 31, 1996 and the six months ended June 30, 1997, in each case incorporated by reference in this Prospectus.

    The pro forma adjustments are applied to the historical financial statements to account for, among other things, the Acquisition using the purchase method of accounting. Under purchase accounting, the total purchase cost for the Acquisition has been allocated to the assets and liabilities of ASFC based on their fair values. Allocations are subject to valuations as of the date of the Acquisition based on appraisals and other studies which are not yet completed. Accordingly, the final allocations will be different from the amounts reflected herein. Although the final allocations will differ, the unaudited pro forma combined condensed financial statements reflect management's best estimates based on currently available information as of the date of this Prospectus.

    As part of the Acquisition, SAFECO and Lincoln National Corporation ("Lincoln National"), as the majority shareholder of ASFC, jointly elected to treat the purchase of ASFC by SAFECO as an asset acquisition for federal income tax purposes pursuant to Section 338(h)(10) of the Internal Revenue Code of 1986, as amended. This election allows the Company to deduct the amortization of goodwill recorded in the Acquisition, thereby significantly improving the Company's future cash flows.

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           AS OF JUNE 30, 1997 (UNAUDITED)




                                                                          HISTORICAL
                                                                  -------------------------     PRO FORMA
                                                                                               ADJUSTMENTS                   PRO
                                                                                  AMERICAN       INCREASE       NOTE        FORMA
                                                                    SAFECO         STATES       (DECREASE)    REFERENCE    COMBINED
                                                                  -----------  ------------  ---------------  ---------   ----------
                                                                                              (IN MILLIONS)
ASSETS:
 Investments:
   Fixed maturities available-for-sale, at market value. . .      $12,238.2      $3,787.6       $(600.0)         (a)      $15,425.8
   Fixed maturities held-to-maturity, at amortized cost. . .        2,698.1           -                                     2,698.1
   Marketable equity securities, at market value . . . . . .        1,501.1         460.6                                   1,961.7
   Mortgage loans. . . . . . . . . . . . . . . . . . . . . .          460.3          21.9                                     482.2
   Real estate . . . . . . . . . . . . . . . . . . . . . . .          614.6           -                                       614.6
   Short-term investments. . . . . . . . . . . . . . . . . .          110.1          74.2                                     184.3
   Other invested assets . . . . . . . . . . . . . . . . . .           59.4          39.4                                      98.8
                                                                  ----------      --------       -------         ---      ---------
     Total investments . . . . . . . . . . . . . . . . . . .       17,681.8       4,383.7        (600.0)                   21,465.5
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .           80.5          19.3         (42.0)         (b)           57.8
 Accrued investment income . . . . . . . . . . . . . . . . .          247.6          64.9                                     312.5
 Finance receivables . . . . . . . . . . . . . . . . . . . .          913.8           -                                       913.8
 Premiums and other service fees receivable. . . . . . . . .          486.9         482.8                                     969.7
 Reinsurance recoverables. . . . . . . . . . . . . . . . . .          129.9         175.1                                     305.0
 Deferred policy acquisition costs . . . . . . . . . . . . .          411.6         212.3                                     623.9
 Deferred federal income taxes recoverable . . . . . . . . .            -           121.1         102.5          (b)            0.0
                                                                                                 (223.6)         (b)

 Land, buildings and equipment for company use . . . . . . .          171.7          31.8                                     203.5
 Cost in excess of net assets of acquired subsidiaries . . .           41.1          96.1         (96.1)         (b)        1,525.1
                                                                                                1,484.0          (b)

 Other assets. . . . . . . . . . . . . . . . . . . . . . . .          223.9          64.8                                     288.7
 Separate account assets . . . . . . . . . . . . . . . . . .          662.2           -                                       662.2
                                                                  ----------      --------       -------                  ---------
   Total assets. . . . . . . . . . . . . . . . . . . . . . .      $21,051.0      $5,651.9       $ 624.8                   $27,327.7
                                                                  ----------      --------       -------                  ---------
                                                                  ----------      --------       -------                  ---------

LIABILITIES AND STOCKHOLDERS' EQUITY:
 Losses, adjustment expense and future policy benefits . . .       $2,128.8      $2,854.7                        (c)       $4,983.5
 Unearned premiums . . . . . . . . . . . . . . . . . . . . .          981.7         746.1                                   1,727.8
 Funds held under deposit contracts. . . . . . . . . . . . .       10,402.8           -                                    10,402.8
 Short-term debt . . . . . . . . . . . . . . . . . . . . . .          906.3          66.7       $ (66.7)         (a)        1,644.8
                                                                                                  738.5          (a)
 Long-term debt. . . . . . . . . . . . . . . . . . . . . . .          434.9         232.9        (232.9)         (a)          634.9
                                                                                                  200.0          (a)
 Other liabilities . . . . . . . . . . . . . . . . . . . . .          669.3         334.5          41.0          (b)        1,044.8
                                                                                                                 (d)
 Current federal income taxes payable. . . . . . . . . . . .           12.3           -                                        12.3
 Deferred federal income taxes payable . . . . . . . . . . .          482.1           -          (223.6)         (b)          258.5
 Separate account liabilities. . . . . . . . . . . . . . . .          662.2           -                                       662.2
                                                                  ----------      --------       -------                  ---------
   Total liabilities . . . . . . . . . . . . . . . . . . . .       16,680.4       4,234.9         456.3                    21,371.6

 Company-obligated, mandatorily redeemable capital
   securities of subsidiary trusts holding solely junior
   subordinated debentures of the Company. . . . . . . . . .                                      990.0          (a)          990.0
                                                                  ----------      --------       -------                  ---------
 Common stock. . . . . . . . . . . . . . . . . . . . . . . .          227.9         304.5        (304.5)         (e)          823.4
                                                                                                  595.5          (a)
 Retained earnings . . . . . . . . . . . . . . . . . . . . .        3,190.4         941.0        (941.0)         (e)        3,190.4
 Unrealized appreciation of investment securities, net of tax         956.6         171.5        (171.5)         (e)          956.6
 Unrealized loss from foreign currency translation,
   net of tax. . . . . . . . . . . . . . . . . . . . . . . .           (4.3)          -                                        (4.3)
                                                                  ----------      --------       -------                  ---------
   Total stockholders' equity. . . . . . . . . . . . . . . .        4,370.6       1,417.0        (821.5)                    4,966.1
                                                                  ----------      --------       -------                  ---------
   Total liabilities and stockholders' equity. . . . . . . .      $21,051.0      $5,651.9       $ 624.8                   $27,327.7
                                                                  ----------      --------       -------                  ---------
                                                                  ----------      --------       -------                  ---------

                 PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)




                                                                          HISTORICAL
                                                                  -------------------------     PRO FORMA
                                                                                               ADJUSTMENTS                   PRO
                                                                                  AMERICAN       INCREASE       NOTE        FORMA
                                                                    SAFECO         STATES       (DECREASE)    REFERENCE    COMBINED
                                                                   ----------  ------------  ---------------  ---------   ----------
                                                                                (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
REVENUES:
 Insurance:
   Property and casualty earned premiums . . . . . . . . . .       $1,176.4       $ 824.1                                  $2,000.5
   Life and health premiums and other revenues . . . . . . .          134.9          29.0                                     163.9
                                                                   ---------      --------                                 ---------
     Total . . . . . . . . . . . . . . . . . . . . . . . . .        1,311.3         853.1                                   2,164.4
 Real estate . . . . . . . . . . . . . . . . . . . . . . . .           32.7           -                                        32.7
 Finance . . . . . . . . . . . . . . . . . . . . . . . . . .           41.0           -                                        41.0
 Asset management. . . . . . . . . . . . . . . . . . . . . .           11.7           -                                        11.7
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . .           25.1           6.7                                      31.8
 Net investment income . . . . . . . . . . . . . . . . . . .          583.7         133.0        $(16.2)        (f)           700.5
 Realized investment gain. . . . . . . . . . . . . . . . . .           40.8          19.4                                      60.2
                                                                   ---------      --------       -------                   ---------
   Total revenues. . . . . . . . . . . . . . . . . . . . . .        2,046.3       1,012.2         (16.2)                    3,042.3
                                                                   ---------      --------       -------                   ---------
EXPENSES:
 Losses, adjustment expense and policy benefits. . . . . . .        1,210.3         620.9                                   1,831.2
 Commissions . . . . . . . . . . . . . . . . . . . . . . . .          226.6         148.3                                     374.9
 Interest. . . . . . . . . . . . . . . . . . . . . . . . . .           37.4          10.4          17.9         (f)            65.7
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . .          284.9         122.4          24.8         (f)           431.3
                                                                                                   (0.8)        (f)
 Amortization of deferred policy acquisition costs . . . . .          223.1         169.0                                     392.1
 Deferral of policy acquisition costs. . . . . . . . . . . .         (236.1)       (178.1)                                   (414.2)
                                                                   ---------      --------       -------                   ---------
   Total expenses. . . . . . . . . . . . . . . . . . . . . .        1,746.2         892.9          41.9                     2,681.0
                                                                   ---------      --------       -------                   ---------
Income before income taxes . . . . . . . . . . . . . . . . .          300.1         119.3         (58.1)                      361.3
Provision (benefit) for federal income taxes . . . . . . . .           71.4          21.0         (13.1)        (g)            79.3
                                                                   ---------      --------       -------                   ---------
Income before distributions on capital securities. . . . . .          228.7          98.3         (45.0)                      282.0
Distributions on capital securities, net of tax. . . . . . .            -             -            26.8         (h)            26.8
                                                                   ---------      --------       -------                   ---------
Net income available to common stockholders. . . . . . . . .         $228.7         $98.3        $(71.8)                    $ 255.2
                                                                   ---------      --------       -------                   ---------
                                                                   ---------      --------       -------                   ---------
Net income per share of common stock:
 Income before realized gain . . . . . . . . . . . . . . . .         $ 1.60                                                 $  1.56
 Realized gain . . . . . . . . . . . . . . . . . . . . . . .            .21                                                     .27
                                                                   ---------                                               ---------
Net income per share . . . . . . . . . . . . . . . . . . . .         $ 1.81                                                 $  1.83
                                                                   ---------                                               ---------
                                                                   ---------                                               ---------
Weighted average shares outstanding. . . . . . . . . . . . .          126.3                                     (i)           139.3


                 PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                 FOR THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)



                                                                          HISTORICAL
                                                                   ------------------------     PRO FORMA
                                                                                               ADJUSTMENTS                   PRO
                                                                                  AMERICAN       INCREASE       NOTE        FORMA
                                                                    SAFECO         STATES       (DECREASE)    REFERENCE    COMBINED
                                                                   ----------  ------------  ---------------  ---------   ----------
                                                                                (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
REVENUES:
 Insurance:
   Property and casualty earned premiums . . . . . . . . . .       $2,275.4      $1,617.2                                  $3,892.6
   Life and health premiums and other revenues . . . . . . .          265.9          56.9                                     322.8
                                                                   ---------      --------                                 ---------
     Total . . . . . . . . . . . . . . . . . . . . . . . . .        2,541.3       1,674.1                                   4,215.4
 Real estate . . . . . . . . . . . . . . . . . . . . . . . .           79.9           -                                        79.9
 Finance . . . . . . . . . . . . . . . . . . . . . . . . . .           75.7           -                                        75.7
 Asset management. . . . . . . . . . . . . . . . . . . . . .           23.2           -                                        23.2
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . .           38.5           -                                        38.5
 Net investment income . . . . . . . . . . . . . . . . . . .        1,116.7         274.3       $ (32.4)        (f)         1,358.6
 Realized investment gain. . . . . . . . . . . . . . . . . .           90.1          35.6                                     125.7
                                                                   ---------      --------       -------                   ---------
     Total revenues. . . . . . . . . . . . . . . . . . . . .        3,965.4       1,984.0         (32.4)                    5,917.0
                                                                   ---------      --------       -------                   ---------
EXPENSES:
 Losses, adjustment expense and policy benefits. . . . . . .        2,362.7       1,248.9                                   3,611.6
 Commissions . . . . . . . . . . . . . . . . . . . . . . . .          415.7         283.0                                     698.7
 Interest. . . . . . . . . . . . . . . . . . . . . . . . . .           72.4          12.4          35.8         (f)           120.6
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . .          552.6         243.8          49.5         (f)           844.4
                                                                                                   (1.5)        (f)
 Amortization of deferred policy acquisition costs . . . . .          426.9         338.0                                     764.9
 Deferral of policy acquisition costs. . . . . . . . . . . .         (443.4)       (337.8)                                   (781.2)
                                                                   ---------      --------       -------                   ---------
     Total expenses. . . . . . . . . . . . . . . . . . . . .        3,386.9       1,788.3          83.8                     5,259.0
                                                                   ---------      --------       -------                   ---------
Income before income taxes . . . . . . . . . . . . . . . . .          578.5         195.7        (116.2)                      658.0
Provision (benefit) for federal income taxes . . . . . . . .          139.5          26.0         (26.2)        (g)           139.3
                                                                   ---------      --------       -------                   ---------
Income before distributions on capital securities. . . . . .          439.0         169.7         (90.0)                      518.7
Distributions on capital securities, net of tax. . . . . . .            -             -            53.6         (h)            53.6
                                                                   ---------      --------       -------                   ---------
Net income available to common stockholders. . . . . . . . .        $ 439.0       $ 169.7      $ (143.6)                    $ 465.1
                                                                   ---------      --------       -------                   ---------
                                                                   ---------      --------       -------                   ---------
Net income per share of common stock:
 Income before realized gain . . . . . . . . . . . . . . . .         $ 3.02                                                 $  2.75
 Realized gain . . . . . . . . . . . . . . . . . . . . . . .            .46                                                     .59
                                                                   ---------                                               ---------
Net income per share . . . . . . . . . . . . . . . . . . . .         $ 3.48                                                 $  3.34
                                                                   ---------                                               ---------
                                                                   ---------                                               ---------
Weighted average shares outstanding. . . . . . . . . . . . .          126.1                                     (i)           139.1


         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                         (IN MILLIONS, EXCEPT SHARE AMOUNTS)

    (a)  The following adjustments reflect the funding of the Acquisition:

    SOURCES:
         Proceeds from issuance of commercial paper (after
           application of the net proceeds of the Offerings
           and the issuance of an additional $150 aggregate
           liquidation amount of capital securities). . . . . . . .  $  738.5
         Proceeds from issuance of 6 7/8% Notes due 2007
           (the "Senior Notes"). . . . . . . . . . . . . . . . . . .     200.0
         Net proceeds from issuance of capital securities. . . . . .     990.0
         Net proceeds from issuance of common stock. . . . . . . . .     595.5
         Dividend from SAFECO's property and casualty
           subsidiaries. . . . . . . . . . . . . . . . . . . . . . .     600.0
                                                                      --------
              Total. . . . . . . . . . . . . . . . . . . . . . . . .  $3,124.0
                                                                      --------
                                                                      --------

    USES:
         Purchase price of outstanding shares of common stock of
           American States (60,093,615 shares x $47) . . . . . . . .  $2,824.4
         Retirement of American States debt. . . . . . . . . . . . .     299.6
                                                                      --------
              Total. . . . . . . . . . . . . . . . . . . . . . . . .  $3,124.0
                                                                      --------
                                                                      --------

    (b) The following adjustments result from the allocation of the purchase price for the Acquisition based on the fair value of the net assets acquired:

                                                                       DEBIT
                                                                      (CREDIT)
                                                                      --------

    ASSETS:
         Record the direct out-of-pocket costs of the Acquisition. . $ (42.0) Adjustment to reflect the deferred tax benefit of purchase
           accounting adjustments. . . . . . . . . . . . . . . . . .     102.5
         Net American States' deferred tax asset against SAFECO's
           deferred tax liability. . . . . . . . . . . . . . . . . .    (223.6)
         Eliminate American States' goodwill . . . . . . . . . . . .     (96.1)
         Record the excess of the cost to acquire American States
           over the fair value of net assets acquired (goodwill) . .   1,484.0

    LIABILITIES:
         Adjustments to other liabilities:
           Record lease-related fair value adjustments . . . . . . .  $  (18.0)
           Record the estimated liability for change of control and
             other costs for certain executive officers and
             employees of American States. . . . . . . . . . . . . .     (30.0)
           Increase liability for pension obligations. . . . . . . .      (9.6)
           Reduce liability for postretirement obligations . . . . .      16.6
                                                                      --------
             Total adjustments to other liabilities. . . . . . . . .  $  (41.0)
                                                                      --------
                                                                      --------

    (c) Adjustments of unpaid loss and loss adjustment expense resulting from the Company's evaluation of American States' reserves will be recorded in operations in the period determined. The Company expects to record $40.0 of additional reserves in the fourth quarter of 1997, which will result in an after-tax charge of $26.0 for such quarter.

    (d) The Company expects to accrue in the fourth quarter of 1997 an estimated liability of $23.0 ($15.0 after-tax) for first-year incentive commissions on certain American States' personal lines business.


                                                        (CONTINUED ON NEXT PAGE)

(CONTINUED FROM PREVIOUS PAGE)

    (e)  Adjustment to eliminate American States' equity:

         Common stock. . . . . . . . . . . . . . . . . . . . . . . .  $ (304.5)
         Retained earnings . . . . . . . . . . . . . . . . . . . . .    (941.0)
         Unrealized gain . . . . . . . . . . . . . . . . . . . . . .    (171.5)

    (f) The following adjustments reflect the annual income statement effect of the pro forma adjustments. The income statement adjustments for the six-month period ended June 30, 1997 are equal to one-half of the annual amounts presented:

                                                               ANNUAL INCREASE
                                                                (DECREASE) IN
                                                                PRETAX INCOME
                                                               ---------------

    Investment income:
         Loss of investment income due to dividend from
           SAFECO's property and casualty subsidiaries
           ($600.0 x 5.4%, rate based on market yields for
           tax-exempt securities at September 5, 1997) . . . .     $ (32.4)

    Interest expense:
         Retire existing American States debt ($100.0 x 7 1/8%,
           $200.0 x 6.7%). . . . . . . . . . . . . . . . . . .     $  20.5
         Commercial paper interest expense ($738.5 x 5.7%) . .       (42.1)
         Senior Notes interest expense ($200.0 x 7.1%) . . . .       (14.2)
                                                                   -------
             Total interest expense effect . . . . . . . . . .       (35.8)
                                                                   -------
    Record the amortization of goodwill over 30 years. . . . .       (49.5)
    Record amortization of unfavorable lease obligation. . . .         1.5
                                                                   -------
             Total pretax income effect. . . . . . . . . . . .     $(116.2)
                                                                   -------
                                                                   -------

    (g)  Record income tax expense (benefit) of the pro forma
           adjustments . . . . . . . . . . . . . . . . . . . .     $ (26.2)

    (h)  Distributions on capital securities, net of tax
           ($1,000 x 8.25% = 82.5) x (100% - 35%). . . . . . .     $  53.6

    The interest rate on the Senior Notes and the distribution rate on the capital securities are based on effective cost, including the cost of an interest rate lock, of the Senior Notes and $850 aggregate liquidation value of 8.072% capital securities (the "8.072% Capital Securities") issued on July 15, 1997. The Company issued $1,500 of commercial paper in late September 1997 ($750 on September 26, 1997 and $750 on September 29, 1997) at interest rates ranging from 5.65% to 5.70% and maturities ranging from October 20, 1997 to January 29, 1998 and used all but $16 to finance the Acquisition. The
Company, through a subsidiary trust, may issue an additional $150 aggregate liquidation amount of capital securities in 1997 to retire a like amount of commercial paper.

    (i) Reflects the issuance of shares of Common Stock at a public offering price of $47.50 per share and gross proceeds of $617.5.